UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  February 17, 2004

VillageEDOCS
(Exact name of registrant as specified in its chapter)

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California	33-0668917
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(State or Other Jurisdiction of Incorporation or Organization)	I.R.S. Employer Identification Number

14471 Chambers Road, Suite 105, Tustin, California	92780
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (714) 734-1030

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(Former name or former address, if changed since last report)

ITEM 5 OTHER EVENTS.

On February 18, 2004, VillageEDOCS, a California corporation (the "Company"), filed a current report on Form 8-K.  The Company is filing this amendment to include information required under Items 7(a) and 7(b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

The financial statements required to be filed pursuant to this item are included as Exhibit 99.1 to this amended current report on Form 8-K/A.

(b)  Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this item are included as Exhibit 99.2 to this amended current report on Form 8-K/A.

(c)     Exhibits

Exhibit number	Description
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2.1	Agreement and Plan of Merger dated January 31, 2004 by and among VillageEDOCS, VillageEDOCS Merger Sub, Inc., Tailored Business Systems, Inc., Stephen A. Garner, and James L. Campbell.**
4.1	Promissory Note to Stephen A. Garner dated February 17, 2004.**
4.2	Promissory Note to James L. Campbell dated February 17, 2004.**
4.3	Guaranty by Tailored Business Systems, Inc. to Stephen A. Garner dated February 17, 2004.**
4.4	Guaranty by Tailored Business Systems, Inc. to James L. Campbell dated February 17, 2004.**
4.5	Form of Security Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and Stephen A. Garner.**
4.6	Form of Security Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and James L. Campbell.**
4.7	Registration Rights Agreement dated February 17, 2004 by and between VillageEDOCS and Stephen A. Garner.**
4.8	Registration Rights Agreement dated February 17, 2004 by and between VillageEDOCS. and James L. Campbell.**
4.9	Form of Stock Pledge Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and Stephen A. Garner.**
4.10	Form of Stock Pledge Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and James L. Campbell.**
10.1	Employment Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and Stephen A. Garner.**
10.2	Employment Agreement dated February 17, 2004 by and between Tailored Business Systems, Inc. and James L. Campbell.**
10.3	General Release and Noncompetition Agreement dated February 17, 2004 by Stephen A. Garner in favor of Tailored Business Systems, Inc.**
10.4	General Release and Noncompetition Agreement dated February 17, 2004 by James L. Campbell in favor of Tailored Business Systems, Inc.**
10.5	Lease Agreement dated February 17, 2004 by and between Perimeter Center Partners and Tailored Business Systems, Inc.**
23.1	Consent of Dabbs, Hickman, Hill & Cannon LLP*
99.1

Audited Financial Statements of Tailored Business Systems, Inc., including Balance Sheet as of October 31, 2003 and the related Consolidated Statements of Operations, Stockholder's Equity and Cash Flows for the two years then ended.*

99.2

Unaudited Pro Forma Combined Balance Sheets of the Company and Tailored Business Systems, Inc. as of December 31, 2003 and the related Pro Forma Combined Statements of Operations for the two years then ended.*

*	Filed herewith
**	Previously filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VillageEDOCS
(Registrant)

April 30, 2004	/s/ Michael A. Richard
Date	Michael A. Richard
Chief Financial Officer